All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.


PRELIMINARY TERM SHEET                                          January 19, 2002


                           CPL TRANSITION FUNDING LLC
                                  $797,334,897
                         TRANSITION NOTES, SERIES 2002-1


-----------------------------------------------------------------------------------------------------------------------------------
             Approximate                                         Expected
              Principal      Expected Ratings                    Weighted
Offered        Amount           (Moody's/          Fixed/       Average Life   Principal Payment   Expected Final        Legal
Classes     ($ Millions)       S&P/Fitch)         Floating        (years)        Window (years)       Maturity       Final Maturity
-----------------------------------------------------------------------------------------------------------------------------------
  A-1          $125.5          Aaa/AAA/AAA          Fixed           1.9              1-3            January 2005      January 2007
-----------------------------------------------------------------------------------------------------------------------------------
  A-2          $151.9          Aaa/AAA/AAA          Fixed           4.7             3.5-6           January 2008      January 2010
-----------------------------------------------------------------------------------------------------------------------------------
  A-3          $107.8          Aaa/AAA/AAA          Fixed           7.3             6.5-8           January 2010      January 2012
-----------------------------------------------------------------------------------------------------------------------------------
  A-4          $217.2          Aaa/AAA/AAA          Fixed          10.0           8.5-11.5           July 2013          July 2015
-----------------------------------------------------------------------------------------------------------------------------------
  A-5          $195.0          Aaa/AAA/AAA          Fixed          13.0             12-14           January 2016      January 2017
-----------------------------------------------------------------------------------------------------------------------------------

KEY FEATURES:                                                                      TIMELINE:
------------                                                                       --------
LEAD MANAGER:              Goldman, Sachs & Co.                                    CLOSING:             Expected February 2002

CO-MANAGERS:               Bear, Stearns & Co., Credit Suisse First Boston,        PAYMENT DATES:       Each January 15 and July 15,
                           Merrill Lynch & Co., Salomon Smith Barney                                    commencing January 15, 2003

FINANCIAL ADVISOR          Saber Partners, LLC                                     INTEREST ACCRUAL:    Interest will accrue on a
TO THE PUBLIC                                                                                           30/360 basis
UTILITY
COMMISSION OF                                                                      CONTACTS:
TEXAS ("PUCT"):                                                                    --------
                                                                                   Syndicate
ISSUER:                    CPL Transition Funding LLC                              ---------
                                                                                   Dan Sparks           (212) 902-2914
SERVICER:                  Central Power and Light Company ("CPL")                 Scott Wisenbaker     (212) 902-2858
                                                                                   Bunty Bohra          (212) 902-7645
SELLER:                    CPL

RATING AGENCIES:           Moody's, Standard & Poors and Fitch                     Finance
                                                                                   -------
TYPE OF OFFERING:          SEC-Registered                                          Curtis Probst        (212) 902-6595
                                                                                   Linda Kang           (212) 902-9636
INDENTURE                  U.S. Bank National Association                          Amit Khurana         (212) 357-8896

TRUSTEE:
                                                                                   Research
ERISA ELIGIBLE:            Yes                                                     --------
                                                                                   Kyle Nagel           (212) 902-1730
COLLATERAL:                Primarily transition property, which includes           Elena Krop           (212) 902-9949
                           the right to impose, collect and receive
                           irrevocable transition charges ("TCs")
                           payable by retail electric customers. The
                           transition property was established by a
                           financing order issued by the PUCT, which
                           became final and non-appealable on November
                           28, 2001.

STRUCTURE:                 Sequential Pay

TAX TREATMENT:             Interest and original issue discount, if any,
                           on the notes, and any gain on the sale of the
                           bonds, generally will be included in gross
                           income of noteholders for federal income tax
                           purposes

MINIMUM                    $1,000, in integral multiples of $1,000, except
DENOMINATION:              for one note of each class which may be of a smaller
                           denomination

DELIVERY:                  DTC

CLEAN-UP CALL:             5% clean-up call

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

DESCRIPTION OF THE NOTES
------------------------

OFFERED NOTES:                  -  $797,334,897 of notes, consisting of [5]
                                   classes, issued by CPL Transition Funding
                                   LLC, a Delaware limited liability company

TRANSACTION PARTIES:            -  For a summary of the Transaction Parties and
                                   their relationships, see Exhibit A hereto

COLLATERAL:                     -  Primarily transition property, which includes
                                   the right to impose, collect and receive irrevocable transition charges ("TCs") payable by retail electric customers

CREDIT ENHANCEMENT:             -  True-ups provide adjustments to the TCs

                                   - Annually; and

                                   - Semi-annually if a) actual principal
                                     balance (taking into account amounts in the reserve subaccount) is 5% more or less than expected principal balance, or b) actual principal balance is greater than expected principal balance after January 2015

                                -  Capital subaccount (0.50% of initial
                                   principal balance funded on the issuance
                                   date)

                                - Overcollateralization subaccount (0.50% of initial principal balance funded ratably over time)

                                -  Reserve subaccount, which will hold any
                                   excess collections of TCs

STATE PLEDGE:                   The State of Texas has pledged, among other
                                things, that it will not take or permit any action that would impair the value of transition property. No voter initiative or referendum process currently exists in Texas

PRINCIPAL PAYMENTS:             Principal will be paid sequentially. No class
                                will receive principal payments until all classes of a higher payment priority have been paid in full unless there is an acceleration of the series 2002-1 notes following an event of default in which case principal will be paid to all classes on a pro rata basis

PAYMENT PRIORITY:               Indenture trustee will pay all amounts on
                                deposit in the collection account and all investment earnings thereon generally in the order of priority set forth in Exhibit B hereto

AVERAGE LIFE PROFILE:           Principal cannot be repaid earlier than expected
                                (except for 5% clean-up call applicable to Class
                                [A-5]) unless the notes are accelerated; any excess collections will be held in the reserve subaccount. The true-up mechanism is intended to provide for the recovery of amounts sufficient to repay principal according to schedule

TRANSITION CHARGES:             Calculated to (a) generate expected collections
                                sufficient to pay expenses (subject to cap), interest and principal according to expected amortization schedule, compensate retail electric providers for charge-offs in excess of expected levels, fund or replenish the capital and overcollateralization subaccounts to required levels and (b) reflect revised assumptions of electricity usage, charge-offs and delinquencies

                                For summary historical information regarding
                                CPL's retail electric sales and revenues and retail customers, see Table 1 attached hereto

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.

                                    - page 1-

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

--------------------------------------------------------------------------------
                             PARTIES TO TRANSACTION                    EXHIBIT A
--------------------------------------------------------------------------------

The following chart represents a general summary of the parties to the transactions underlying the offering of the notes, their roles and their various relationships to the other parties:

                                         applied for the financing order and
                                         will apply, as long as servicer, for
                                         true-up adjustments                          -------------------------
           ---------------------                                                           Texas Commission
                  CPL                                                                     (State agency; not
           (seller and servicer)                                                      affiliated with issuer or
           ---------------------                                                                 CPL)
                                         issued the financing order and               --------------------------
                                         approves true-up adjustments
                                         to the transition charges



as seller, sells              as servicer, services the transition property
transition property for       of the issuer and receives the servicing fee
cash pursuant to the          pursuant to the servicing agreement
sale agreement



                                                                                          ---------------------
            ----------------------                                                          Provider of Credit
                      CPL                                                                 Enhancement, Interest
            Transition Funding LLC                                                         Rate Swap or Hedge,
                   (issuer)                                                                       if any
            ----------------------                                                        ---------------------


sells notes for cash,
pursuant to the
underwriting
agreement

                                                                                           ---------------------
                                                                                             Indenture Trustee
                                                                                              (acts for and on
                ------------                                                               behalf of noteholders
                Underwriters                                                                      pursuant
                ------------                                                                   to indenture)
                                                                                           ---------------------


                              sells notes for cash
                      -----------
                      Noteholders
                      -----------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.


                                   - page 2 -

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

--------------------------------------------------------------------------------
                         ALLOCATIONS AND DISTRIBUTIONS                 EXHIBIT B
--------------------------------------------------------------------------------

A general summary of the flow of collected transition charges appears in the diagram below:

--------------------------------------
              CUSTOMERS
--------------------------------------

payment of billed
transition charges

--------------------------------------
       RETAIL ELECTRIC PROVIDERS
--------------------------------------

remittance of the transition
charges to servicer

--------------------------------------
             SERVICER
--------------------------------------

remittance of the transition charge
collections to the indenture trustee

--------------------------------------
         COLLECTION ACCOUNT
--------------------------------------

application of amounts in
collection account

--------------------------------------
         GENERAL SUBACCOUNT
--------------------------------------


----------------    -----------------      ------------------    ------------------------------------
INDENTURE           INDEPENDENT            SERVICER:             ISSUER:
TRUSTEE:            MANAGERS:              servicing fee,        any remaining unpaid fees,
fees, expenses      independent            and all unpaid        expenses, and indemnity amounts
and indemnity       managers' fee          servicing fees        up to an aggregate of $120,000
amounts up to                              from any prior        annually, less amounts paid to the
$120,000                                   payment dates         indenture trustee and independent
annually                                                         managers



----------------    -----------------      ------------------    ------------------------------------
----------------    -----------------      ------------------    ------------------------------------
RESERVE             OVER-                  CAPITAL               TRANSITION NOTEHOLDERS:
SUBACCOUNT:         COLLATERALIZATION      SUBACCOUNT:           -   overdue and currently due
all remaining       SUBACCOUNT:            replenishment of          interest
amounts (other      funding or             capital required      -   principal payable as a result of
than investment     replenishment of       to be maintained          an event of default  or payable
earnings on the     over-                  by the issuer for         on a final maturity date or upon
capital sub-        collateralization      each series of            redemption
account)            subaccount for         transition bonds      -   principal for applicable payment
                    each series of                                   date in accordance with
                    transition bonds                                 expected amortization schedule



----------------    -----------------      ------------------    ------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.


                                   - page 3 -

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.


                                    TABLE 1

HISTORICAL CPL RETAIL ELECTRIC SALES, RETAIL ELECTRIC REVENUES AND RETAIL CUSTOMER STATISTICS

-------------------------------------------------------------------------------------------------------------------------------
Retail Electric Sales (GWh):                1996          1997         1998           1999         2000          2001 YTD (1)
-------------------------------------------------------------------------------------------------------------------------------
   Residential                              6,680         6,771         7,167         7,248         7,815            6,219
   Commercial and Small Industrial:         2,340         2,375         2,608         2,720         2,988            2,362
   Energy
   Commercial and Small Industrial:         4,541         4,621         4,765         4,805         4,926            3,676
   Demand
   Large Industrial: Firm(2)                  783           999         1,395         1,852         2,813            3,073
   Large Industrial: Non-Firm(2)            4,773         4,902         4,787         4,186         2,041(3)            --(3)
   Municipal and Cotton Gin                   445           434           470           493           524              385
                                          -------       --------      -------       -------       ----------       ----------
Total                                      19,562        20,102        21,192        21,304        21,107           15,715

(1)  2001 Year-to-date information through September 30,2001.
(2)  Includes all power consumed by Standby classes.
(3) The tariff applying to large industrial non-firm service expired on October 15, 2000. At that time, large industrial non-firm customers began taking interruptible service under a tariff pursuant to which this customers receive a demand charge credit rather than an avoided cost energy charge. After October 15, 2000, the sales of this class are included in the sales for the large industrial customer class.

-------------------------------------------------------------------------------------------------------------------------------
Billed Retail Electric Revenues               1996         1997          1998          1999         2000           2001 YTD (1)
($000)(1):
-------------------------------------------------------------------------------------------------------------------------------
   Residential                               528,916      541,169       527,081       540,452       649,959           541,243
   Commercial and Small Industrial:          232,358      238,752       228,934       237,580       283,435           236,461
   Energy
   Commercial and Small Industrial:          281,702      290,955       270,610       283,076       328,416           268,282
   Demand
   Large Industrial: Firm(3)                  65,153       68,072        74,217        98,699       150,627           164,012
   Large Industrial: Non-Firm(3)             121,902      138,109       119,907       113,003        77,898(4)             --(4)
   Municipal and Cotton Gin                   33,040       33,254        31,966        34,161        39,423            31,671
                                           ---------    ---------     ---------     ---------     ---------         ---------
Total                                      1,263,071    1,310,311     1,252,715     1,306,971     1,529,758         1,241,669

(1) The Billed Retail Electric Revenue includes only the billed base and fuel revenue by transition charge customer class. It does not include unbilled revenue, revenue related taxes, facilities rental charge and miscellaneous fees.
(2)  2001 Year-to-date information through September 30,2001.
(3)  Includes all power consumed by Standby classes.
(4) The tariff applying to large industrial non-firm service expired on October 15, 2000. At that time, large industrial non-firm customers began taking interruptible service under a tariff pursuant to which these customers receive a demand charge credit rather than an avoided cost energy charge. After October 15, 2000, the revenues for this class are included in the revenues for the large industrial firm customer class.

-------------------------------------------------------------------------------------------------------------------------------
Average Retail Electric Customers:          1996          1997         1998           1999         2000          2001 YTD (1)
-------------------------------------------------------------------------------------------------------------------------------
   Residential                            529,143       538,723       550,016        562,036      573,119           579,729
   Commercial and Small Industrial:        74,890        76,496        79,402         85,304       87,699            89,533
   Energy
   Commercial and Small Industrial:         9,752         9,680         9,542          9,193        9,035             8,928
   Demand
   Large Industrial: Firm(2)                   24            24            22             11           13                24
   Large Industrial: Non-Firm(2)               16            16            14             14           11(3)             --(3)
   Municipal and Cotton Gin                 2,936         2,982         3,026          2,864        2,865             2,866
                                         --------     ---------     ---------      ---------     ----------       -----------
Total                                     616,761       627,921       642,022        659,422      672,742           681,080

(1)  2001 Year-to-date information through September 30,2001.
(2)  Includes all power consumed by Standby classes.
(3) The tariff applying to large industrial non-firm service expired on October 15, 2000. At that time, large industrial non-firm customers began taking interruptible service under a tariff pursuant to which these customers receive a demand charge credit rather than an avoided cost energy charge. After October 15, 2000, these customers are included in the customer information for the large industrial firm customer class.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.


                                   - page 4 -